Exhibit 10.2

Confidential Treatment Requested by Achaogen Inc

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT				1. CONTRACT ID CODE	PAGE OF PAGES
				1	2
2. AMENDMENT/MODIFICATION NO. 0027		3. EFFECTIVE DATE See Block 16C	4. REQUISITION/PURCHASE REQ. NO. OS195778	5. PROJECT NO. (If applicable)
6. ISSUED BYCODE		ASPR-BARDA	7. ADMINISTERED BY (If other than Item 6)CODE		ASPR-BARDA
ASPR-BARDA 200 Independence Ave., S.W. Room 640-G Washington DC 20201			ASPR-BARDA 200 Independence Ave., S.W. Room 638-G Washington DC 20201
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)			(X)	9A. AMENDMENT OF SOLICITATION NO.
ACHAOGEN, INC. 1361331 ACHAOGEN, INC. 7000 SHORELINE 7000 SHORELINE CT STE 371 SOUTH SAN FRANCISCO CA 940801957
9B. DATED (SEE ITEM 11)
			X	10A. MODIFICATION OF CONTRACT/ORDER NO. HHSO100201000046C
CODE1361331	FACILITY CODE			10B. DATED (SEE ITEM 13) 09/01/2010
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
☐		The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers		☐ is extended	☐ is not extended

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:  (a) By completing
Items 8 and 15, and returning _______________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers.  FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT
THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER.  If by
virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required) 2017.1992017.25106 Net Increase: [***]
13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
CHECK ONE	A.THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B.THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date. etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

C.THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
X	D.OTHER (Specify type of modification and authority) Bilateral: Mutual Agreement of the Parties and FAR Clause 52.217-7
E. IMPORTANT:	Contractor	☐ is not	☒ is required to sign this document and return 2 copies to the issuing office.

14.  DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Tax ID Number:  68-0533693

DUNS Number:  167293153

The purpose of this modification is to obligate funds in the amount of [***] to allow for additional Option 1/CLIN 2 costs incurred as a result of updated rates.

A. This modification hereby results in the following increase to the total contract funding:

1. The Total Estimated Cost of the contract is hereby increased by [***], from

[***]to [***].

2. The Total Fixed fee remains unchanged at [***].

Continued …

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
15A. NAME AND TITLE OF SIGNER (Type or print) Tobin C. Schilke CFO			16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) THOMAS P. HASTINGS
15B. CONTRACTOR/OFFEROR /s/ Tobin C. Schilke (Signature of person authorized to sign)		15C. DATE SIGNED 4/28/17	16B. UNITED STATES OF AMERICA /s/ Thomas P. Hastings (Signature of Contracting Officer)		16C. DATE SIGNED 5/4/17
NSN 7540-01-152-8070 Previous edition unusable				STANDARD FORM 30 (REV. 10-83) Prescribed by GSA FAR (48 CFR) 53.243

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Achaogen Inc.

CONTINUATION SHEET		REFERENCE NO. OF DOCUMENT BEING CONTINUED HHSO100201000046C/0027				PAGE OF
					2	2
NAME OF OFFEROR OR CONTRACTOR ACHAOGEN, INC. 1361331

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

3. The Total Estimated Cost Plus Fixed Fee is hereby increased by [***], from

[***]to [***].

B. All other terms and conditions of the contract remain unchanged.

Delivery: 05/16/2017

Delivery Location Code:  HHS/OS/ASPR

HHS/OS/ASPR

200 C St SW

WASHINGTON DC 20201 US

Appr. Yr.:  2017  CAN:  1992017  Object Class:  25106

FOB:  Destination

Period of Performance:  09/19/2010 to 12/31/2017

Add Item 6 as follows:

ASPR-17-01887- Funds to cover CLN002 (Opt1) Indirect rate adjustment on existing contract with Achaogen Contract Number HHS0100201000046C Obligated Amount: [***]	[***]

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86) Sponsored by GSA FAR (48 CFR) 53.110

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.